SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


           Date of Report (earliest event reported) December 10, 1998


                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       0-23779                  98-0149351
        --------                       -------                  ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)

                   25 Impler Strasse, Munich, 81371, Germany
                   ------------------------------------------
                    (Address of principal executive offices)


     Registrant's telephone number, including area code 011-49-89-72015100


                       ---------------------------------
         (Former name or former address, if changed since last report.)

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Item. 5. Other Events

     Technical Environment Solutions, Inc., a Colorado corporation ("TES") and Environmental Technologies and Software Solutions, Inc., a Colorado corporation("ENTEC") and ENTEC's principal shareholders have entered into a Letter of Intent to effect a transaction wherein ENTEC will be acquired by TES through the merger of a newly formed wholly-owned subsidiary of TES ("NEWCO") with and into ENTEC. Under the non-binding terms of the Letter of Intent, ENTEC, its principal shareholders and TES shall enter into a Merger Agreement and a Plan and Agreement of Merger whereby all the outstanding equity securities of ENTEC shall be exchanged for outstanding equity securities of TES. The parties expect to consummate the merge as soon as is practicable, but in no event later than June 30, 1999.


     (b) Exhibits

         Exhibit 10 Letter of Intent dated December 10, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                                           (Registrant)


Date: December 30, 1998                    /s/ Gerd Behrens
                                           -------------------------------------
                                           (Signature)
                                           Gerd Behrens, President
                                           (Printed name and Title)


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                                INDEX TO EXHIBITS

         Exhibit      Description
         -------      -----------

         10           Letter of Intent dated December 10, 1998.




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